Transamerica Goldman Sachs 70/30 Allocation VP

SCHEDULE OF INVESTMENTS

At September 30, 2022

(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 98.0%
International Equity Funds - 21.3%
Transamerica Emerging Markets Opportunities (A)	15,593	$ 107,746
Transamerica International Equity (A)	42,148	639,386
Transamerica International Small Cap Value (A)	4,292	45,283

		792,415

U.S. Equity Funds - 46.5%
Transamerica Aegon Sustainable Equity Income VP (A)	13,001	199,042
Transamerica Large Cap Value (A)	56,313	654,353
Transamerica Small Cap Growth (A)	7,702	45,521
Transamerica Small Cap Value (A)	7,797	46,156
Transamerica WMC US Growth VP (A)	30,801	786,661

		1,731,733

U.S. Fixed Income Funds - 30.2%
Transamerica Bond (A)	18,131	143,053
Transamerica High Yield Bond (A)	11,239	85,190
Transamerica Intermediate Bond (A)	95,060	809,909
Transamerica Pinebridge Inflation Opportunities VP (A)	8,892	84,915

		1,123,067

Total Investment Companies (Cost $4,524,698)		3,647,215

Total Investments (Cost $4,524,698)		3,647,215
Net Other Assets (Liabilities) - 2.0%		75,864

Net Assets - 100.0%		$ 3,723,079

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$3,647,215	$—	$—	$3,647,215

Total Investments	$3,647,215	$—	$—	$3,647,215

Transamerica Series Trust	Page 1

Transamerica Goldman Sachs 70/30 Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At September 30, 2022

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value September 30, 2022	Shares as of September 30, 2022	Dividend Income	Net Capital Gain Distributions
Transamerica Aegon Sustainable Equity Income VP	$217,296	$52,215	$—	$—	$(70,469)	$199,042	13,001	$13,214	$—
Transamerica Bond	543,327	142,253	(457,000)	(67,635)	(17,892)	143,053	18,131	12,141	—
Transamerica Emerging Markets Debt	46,572	10,662	(48,650)	(8,838)	254	—	—	663	—
Transamerica Emerging Markets Opportunities	106,835	42,500	—	—	(41,589)	107,746	15,593	—	—
Transamerica High Yield Bond	70,164	74,375	(39,000)	(5,973)	(14,376)	85,190	11,239	4,356	—
Transamerica Intermediate Bond	87,302	765,821	—	—	(43,214)	809,909	95,060	3,321	—
Transamerica International Equity	645,451	209,770	—	—	(215,835)	639,386	42,148	—	—
Transamerica International Small Cap Value	71,978	10,000	(11,500)	1,442	(26,637)	45,283	4,292	—	—
Transamerica Large Cap Value	661,177	150,202	(26,500)	(562)	(129,964)	654,353	56,313	6,432	—
Transamerica Pinebridge Inflation Opportunities VP	171,755	30,487	(95,100)	(1,859)	(20,368)	84,915	8,892	5,487	—
Transamerica Small Cap Growth	44,065	20,000	—	—	(18,544)	45,521	7,702	—	—
Transamerica Small Cap Value	57,929	—	—	—	(11,773)	46,156	7,797	—	—
Transamerica Total Return	194,723	33,008	(198,767)	(33,588)	4,624	—	—	3,008	—
Transamerica WMC US Growth VP	864,701	457,191	(38,500)	3,571	(500,302)	786,661	30,801	16,586	140,605

Total	$3,783,275	$1,998,484	$(915,017)	$(113,442)	$(1,106,085)	$3,647,215	310,969	$65,208	$140,605

(B)	There were no transfers in or out of Level 3 during the period ended September 30, 2022. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.

Transamerica Series Trust	Page 2

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO SCHEDULE OF INVESTMENTS

At September 30, 2022

(unaudited)

INVESTMENT VALUATION

Transamerica Goldman Sachs 70/30 Allocation VP (the “Portfolio”) is a series of the Transamerica Series Trust.

Pursuant to the requirements set forth in SEC Rule 2a-5, effective September 8, 2022, the Board has designated the Portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), to perform fair value determination on behalf of the Portfolio, subject to the oversight of the Board. TAM is subject to Board oversight and certain reporting and other requirements intended to provide the Board the information needed to oversee TAM’s fair value determinations. All investments in securities are recorded at their estimated fair value. TAM values the Portfolio’s investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at September 30, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Page 3